Exhibit 10.1

SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

THIS SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT (this “Agreement”), dated as of July 7, 2025, is between BIOSIG TECHNOLOGIES, INC., a company incorporated under the laws of the State of Delaware, with principal executive offices located at 12424 Wilshire Blvd. Suite 745, Los Angeles, CA 90025 (the “Company”), and YA II PN, Ltd. (the “Buyer”) and as collateral agent (in such capacity, the “Collateral Agent”).

WITNESSETH

WHEREAS, on May 23, 2025, the Company has entered into that certain share purchase agreement (as amended and in effect as of the date hereof, the “Share Purchase Agreement”), with Streamex Exchange Corporation, a company organized under the laws of the Province of British Columbia (“Streamex”), BST Sub ULC, an unlimited liability company organized under the laws of the Province of British Columbia and a wholly-owned subsidiary of the Company (“ExchangeCo”), 1540875 B.C. Ltd., a company organized under the laws of the Province of British Columbia and a wholly-owned subsidiary of the Company (“Callco”), each shareholder of Streamex (each, a “Streamex Shareholder” and, collectively, the “Streamex Shareholders”), and 1540873 B.C. Ltd., a company organized under the laws of the Province of British Columbia, as trustee (the “Exchange Trustee”) of the trust formed pursuant to the exchange rights agreement to be entered into between the Company, ExchangeCo, CallCo, and the Trustee (the “Exchange Rights Agreement”), pursuant to which, the Company, through ExchangeCo, on May 28, 2025, upon the closing of the transaction, acquired all of the issued and outstanding shares of Streamex (the “Streamex Purchased Shares”) from the Streamex Shareholders and in exchange for the Streamex Purchased Shares, ExchangeCo issued an aggregate of 109,070,056.6977 exchangeable shares in its capital stock (the “Streamex Exchangeable Shares”), at a ratio of 2.046862 Streamex Exchangeable Shares for each Streamex Purchased Share; the Streamex Exchangeable Shares are exchangeable on a one-for-one basis (the “Streamex Exchange Ratio”), subject to certain adjustments, for shares of the Company’s common stock, par value $0.001 per share (the “Common Shares”), and carry rights substantially equivalent to the Common Shares, as set forth in the Exchange Rights Agreement (the transaction, the “Merger”);

WHEREAS, the Streamex Exchangeable Shares will not be exchangeable into more than 19.99% of the issued and outstanding Common Shares as of the date of the Share Purchase Agreement in compliance with the Company’s obligations under the rules and regulations of the Principal Market (as defined below) (such number, the “Exchange Cap”), and the Company may not issue additional Common Shares or securities convertible into or exercisable for Common Shares pursuant to any transaction or series of transaction that may be aggregated with the Merger, until and unless the Company obtains stockholder approval;

WHEREAS, in connection to the Merger, the Company is required to obtain stockholder approval for certain matters set out in the Share Purchase Agreement, including the approval to issue the Common Shares upon the exchange of the Streamex Exchangeable Shares for the Common Shares in excess of the Exchange Cap (the “Exchange Stockholder Approval”);

WHEREAS, pursuant to rules and regulations of the Principal Market and the terms of this Agreement, the Company will obtain stockholder approval for the issuance of Common Shares underlying the Junior Secured Convertible Note (as defined below);

WHEREAS, pursuant to the terms of the Share Purchase Agreement, the Company will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement relating to the Exchange Stockholder Approval pursuant to Schedule 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (as amended or supplemented from time to time, the “Proxy Statement”);

WHEREAS, the Company and the Buyer desire to enter into this transaction for the Company to sell, and the Buyer to purchase, the Secured Convertible Debenture (as defined below) pursuant to an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D (“Regulation D”) promulgated by the SEC thereunder;

WHEREAS, Cantor Fitzgerald & Co. and Clear Street LLC, in their capacity as placement agents (the “Placement Agents”) may identify and solicit certain “accredited investors” within the meaning of Rule 501(a)(1), (a)(2), (a)(4) or (a)(7) of Regulation D and/or “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), for the offer and sale of one or more secured convertible debentures in the form substantially similar to the form attached hereto as Exhibit A (each, a “Secured Convertible Debenture”) in the aggregate principal amount of up to $100,000,000, with the first Secured Convertible Debenture (“the First Secured Convertible Debenture”) in a principal amount of $75,000,000 to be purchased and issued the following the satisfaction of the conditions set forth in Sections 6 and 7(a) (the “First Closing”), and the second Secured Convertible Debenture (the “Second Secured Convertible Debenture”) in a principal amount of $25,000,000 to be purchased and issued following the satisfaction of the conditions set forth in Sections 6, 7(a) and 7(b) (the “Second Closing” and, together with the First Closing, the “Closings” and each, a “Closing”), each of which shall be convertible into Common Shares (as converted, the “Conversion Shares”), and such Secured Convertible Debenture shall be purchased on the applicable Closing Date (as defined herein), at a purchase price (the “Purchase Price”) equal to 96.0% of the principal amount of the Secured Convertible Debenture (such principal amount, the “Subscription Amount”);

WHEREAS, on or before the First Closing Date, the parties hereto are executing and delivering a Registration Rights Agreement (the “Registration Rights Agreement”), in form and substance mutually agreed upon by the Company and the Buyer prior to the date hereof, pursuant to which the Company has agreed to provide certain resale registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

WHEREAS, on or before the First Closing Date, one or more of the parties hereto and certain of the Company’s Subsidiaries (as defined below) are executing and delivering a Guaranty and Security Agreement (which, for the avoidance of doubt, is governed by the laws of the State of New York, except as otherwise expressly provided therein) (the “U.S. Guaranty and Security Agreement”) and a Guarantee and Security Agreement (the “Canadian Guarantee and Security Agreement,” together with the U.S. Guaranty and Security Agreement, each as modified from time to time in accordance with its terms, the “Guaranty and Security Agreements”), an Escrow Account Control Agreement (the “Control Agreement”), and certain other agreements pursuant to which the Company and certain of its Subsidiaries have, among other things, granted or agreed to provide a first priority lien on and security interest in certain of their respective assets as security for the obligations of the Company to the Buyer, in each case, in form and substance mutually agreed upon by the Company and the Buyer prior to the First Closing Date;

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WHEREAS, the Secured Convertible Debenture and the Conversion Shares are collectively referred to herein as the “Securities”;

WHEREAS, substantially concurrent with the execution and delivery of this Agreement, the Company is entering into that certain Standby Equity Purchase Agreement (the “SEPA”) with the Buyer, whereby the Company shall have the right, but not the obligation, to sell Common Shares up to $1,000,000,000 to the Buyer over a period of 36 months ( the transaction, the “SEPA Offering”);

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. PURCHASE AND SALE OF SECURED CONVERTIBLE DEBENTURE.

a. Purchase of Secured Convertible Debenture. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7(a) below, the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company at the First Closing, the First Secured Convertible Debenture, with a principal amount of $75,000,000. Upon satisfaction (or waiver) of the conditions set forth in Sections 6, 7(a) and 7(b) below, the Buyer shall purchase, and the Company shall issue and sell to Buyer, and the Buyer agrees to purchase from the Company at the Second Closing, the Second Secured Convertible Debenture, with a principal amount of $25,000,000.

b. Closing Date(s). Each Closing shall occur remotely by conference call and electronic delivery of documentation. The date and time of the Closing shall be at 10:00 a.m., New York time, on the second (2nd) Business Day following the date on which the applicable conditions to the Closing set forth in Sections 6, 7(a) and 7(b) below are satisfied or waived (or such other date as is mutually agreed to by the Company and the Buyer). The date of each of the First Closing (the “First Closing Date”) and the Second Closing (the “Second Closing Date”) may be referred to herein as a “Closing Date” or collectively as the “Closing Dates.” As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

c. Form of Payment; Deliveries.

i. First Tranche. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, on the First Closing Date, (i) the Buyer shall deliver to the Company, in immediately available funds to a bank account designated in writing by the Company, the Purchase Price for the First Secured Convertible Debenture, minus any fees or expenses to be paid directly from the proceeds of such Closing as set forth herein or as otherwise mutually agreed to by the Company and the Buyer, and (ii) the Company shall deliver the First Secured Convertible Debenture with a principal amount of $75,000,000, duly executed on behalf of the Company.

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ii. Second Tranche. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, on the Second Closing Date, (i) the Buyer shall deliver to the Company, in immediately available funds to a bank account designated in writing by the Company, the Purchase Price for the Second Secured Convertible Debenture in the principal amount of $25,000,000, minus any fees or expenses to be paid directly from the proceeds of such funding as set forth herein or as otherwise mutually agreed to by the Company and the Buyer, and (ii) the Company shall deliver to the Buyer the Second Secured Convertible Debenture with a principal amount of $25,000,000, duly executed on behalf of the Company.

d. Maximum Shares. Notwithstanding anything in this Agreement to the contrary, the Company shall not issue any Common Shares pursuant to the transactions contemplated hereby or by any other Transaction Documents (as defined below) (including the Conversion Shares) if the issuance of the Secured Convertible Debenture and the underlying Conversion Shares would cause the number of Common Shares to exceed the Exchange Cap (which number of shares shall be reduced, on a share-for-share basis, by the number of Common Shares issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of the Principal Market (as defined herein), including the Merger and SEPA Offering), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Shares in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Buyer. The Exchange Cap shall be appropriately adjusted for any stock dividend, stock split, reverse stock split or similar transaction. “Principal Market” means the Nasdaq Capital Market provided however, that in the event the Company’s Common Shares is ever listed or traded on any of the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market or the Nasdaq Global Market, the “Principal Market” shall mean that market on which the Common Shares is then listed or traded.

2. BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to the Company that, as of the date hereof and as of each Closing Date:

a. Investment Purpose. The Buyer is acquiring the Securities for its own account for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a registration statement covering such Securities or an available exemption under the Securities Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities in violation of applicable securities laws. As used herein, “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

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b. Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a)(1), (a)(2), (a)(4) or (a)(7) of Regulation D or “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), and is an “institutional account” as defined in Rule 4512(c) of the Financial Industry Regulatory Authority.

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

d. Information. In making its decision to purchase the Securities, Buyer represents that it has relied solely upon its own independent investigation, the investor presentation provided to Buyer and the Company’s representations, warranties and covenants set forth in this Agreement. The Buyer and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Buyer deemed material to making an informed investment decision regarding its purchase of the Securities, which have been requested by such Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors or representatives, if any, shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Without limiting the generality of the foregoing, Buyer has not relied on any statements, representations or warranties or other information provided by the Placement Agents or any of its Affiliates, or any of their respective officers, directors, employees or representatives, concerning the Company or the Securities or the offer and sale of the Securities. Buyer acknowledges and agrees that none of the Placement Agents, any Affiliate of the Placement Agents or any officer, director, employee or representative of any of the Placement Agents or any Affiliate thereof has provided Buyer with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Buyer acknowledges that none of the Placement Agents, any Affiliate of the Placement Agents or any of its officers, directors, employees or representatives (i) has made any representation as to the Company or the quality of the Securities, and the Placement Agents may have acquired non-public information with respect to the Company, which Buyer agrees need not be provided to it, (ii) has made an independent investigation with respect to the Company or the Securities or the accuracy, completeness or adequacy of any information supplied to Buyer by the Company, (iii) has acted as Buyer’s financial advisor or fiduciary in connection with the issuance and purchase of the Securities and (iv) has prepared a disclosure or offering document in connection with the offer and sale of the Securities.

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e. Transfer or Resale. The Buyer understands that: (i) the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) such Buyer provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, “Rule 144”), in each case following the applicable holding period set forth therein; and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(e).

f. Legends. The Buyer agrees to the imprinting, so long as its required by this Section 2(f), of a restrictive legend on the Securities in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THOSE SECURITIES INTO WHICH THEY ARE CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES AND THOSE SECURITIES INTO WHICH THEY ARE CONVERTIBLE HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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Certificates evidencing the Conversion Shares shall not contain any legend (including the legend set forth above), (i) following any sale of such Conversion Shares pursuant to Rule 144, (ii) if such Conversion Shares are eligible for sale under Rule 144 and Investor has delivered all documentation reasonably requested by the Company to cause Company’s transfer agent to remove all restrictive legends from the Conversion Shares, other than any legal opinions required by the transfer agent, which shall be provided by the Company, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than one (1) Business Day (or such earlier time as required pursuant to the Exchange Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date such Buyer delivers such legended certificate representing such securities to the Company) following the delivery by a Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such securities (endorsed or with stock powers attached, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Buyer as may be required above in this Section 2(f), as directed by such Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program, instruct the transfer agent to credit the aggregate number of shares of Common Shares to which such Buyer shall be entitled to such Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, instruct the transfer agent to issue and deliver (via reputable overnight courier) to such Buyer, a certificate representing such securities that is free from all restrictive and other legends, registered in the name of such Buyer or its designee. The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith. The Buyer agrees that the removal of a restrictive legend from certificates representing Securities as set forth in this Section 2(f) is predicated upon the Company’s reliance that the Buyer will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

g. Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

h. Authorization, Enforcement. The Transaction Documents to which each such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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i. No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture loan, mortgage, credit agreement or instrument to which such Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

j. Certain Trading Activities. The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that the Buyer first contacted the Company or the Company’s agents regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Buyer.

k. No General Solicitation. The Buyer is not purchasing or acquiring the Securities as a result of any general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. Buyer became aware of this offering of the Securities solely by means of direct contact between Buyer and the Company, the Placement Agents or a representative of the Company or the Placement Agents, and the Securities were offered to Buyer solely by direct contact between Buyer and the Company, the Placement Agents or a representative of the Company or the Placement Agents.

l. Not an Affiliate. The Buyer is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) a “beneficial owner” of more than 10% of the shares of Common Shares (as defined for purposes of Rule 13d-3 of the Exchange Act).

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth (i) under the corresponding section of the disclosure schedules (dated as of the date of this Agreement) delivered to the Buyer by the Company on the date of this Agreement (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of any such applicable disclosure, or (ii) in the SEC Documents (as defined below) that are available on the SEC’s website through the EDGAR system at least one (1) Business Day prior to the date of this Agreement or the date of the relevant Closing Date, as applicable (unless the context provides otherwise), the Company hereby makes the representations and warranties set forth below to the Buyer as of the date hereof and as of each Closing Date:

a. Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary set forth on Schedule 3(a), free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. “Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction. “Subsidiary” shall mean each direct and indirect subsidiary of Company, including Streamex and, as applicable, any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

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b. Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws, articles or other organizational or charter documents (collectively, “Governing Documents”). Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document (as defined below), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Action (as defined below) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

c. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. “Transaction Documents” means, collectively, this Agreement, the Registration Rights Agreement, the Secured Convertible Debenture, the Security Documents (as defined in the Secured Convertible Debenture), the Guaranty and Security Agreements, the Control Agreement, the Irrevocable Transfer Agent Instructions (as defined herein), and each of the other agreements and instruments entered into by the Company or any of its Subsidiaries or delivered by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

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d. No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s Governing Documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

e. Filings; Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other Governmental Entity or other person or entity (“Person”) in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing with the SEC the registration statement for the resale of the Conversion Shares (the “Resale Registration Statement”), (ii) notifications required by the Principal Market, (iii) the waivers by certain shareholders of Streamex who are not Affiliates of Streamex (“Streamex Non-Affiliates”) of certain registration rights required by the Share Purchase Agreement and the Exchange Rights Agreement, providing for the registration of the Common Shares to be issued upon the exchange of the Streamex Exchangeable Shares within 30 calendar days of the closing of the Merger (the “Streamex Registration Right Waivers”), and (iii) the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby, including the sale and issuance of the Securities(collectively, the “Required Approvals”). “Governmental Entity” means any nation, state, province, territory, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, provincial, territorial, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

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f. Issuance of the Securities; Registration. The Conversion Shares are duly authorized and, when issued and paid for in accordance with the terms of the Secured Convertible Debenture, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Secured Convertible Debenture and the Conversion Shares, when paid for and issued in accordance with this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Company has reserved from its duly authorized capital stock the Required Reserve Amount (as defined herein) issuable pursuant to this Agreement and the Secured Convertible Debenture.

g. Capitalization.

(i) As of the date hereof, the authorized capital stock of the Company consists of (i) 200,000,000 Common Shares, and (ii) 1,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). As of the date hereof, there are 30,792,948 Common Shares outstanding and there are 105 shares of Preferred Stock outstanding, all of which are designated as “Series C Preferred Stock”. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than (i) pursuant to the exercise of employee stock options under the Company’s outstanding stock option awards issued under Company’s equity incentive plan, (ii) the issuance of Common Shares or other equity securities to employees pursuant to Company’s equity incentive plan, and (iii) pursuant to the conversion and/or exercise of Common Share Equivalents outstanding as of the date of the most recent Quarterly Report on Form 10-Q filed with the SEC. “Common Share Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares.

(ii) No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Shares or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Common Shares or Common Share Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue Common Shares or other securities to any Person (other than the Buyer). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders’ agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Securities, or (ii) the Securities, in each case, that have not been or will not be validly waived on or prior to the Closing Date.

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(iii) The Company understands and acknowledges that the number of Conversion Shares will increase in certain circumstances as set forth in the Secured Convertible Debenture. The Company further acknowledges its obligation to issue the Conversion Shares upon conversion of the Secured Convertible Debenture in accordance with its terms is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

h. SEC Documents; Financial Statements. The Company has made available to Buyer (including via the SEC’s EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by the Company with the SEC during the last twelve (12) calendar months from the date of this Agreement (the foregoing materials filed or furnished by the Company under the Securities Act and the Exchange Act, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”), which SEC Documents, as of their respective filing dates, complied in all material respects with the requirements of the Securities Act and Exchange Act applicable to the SEC Documents and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and which SEC Documents the Company filed on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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i. Absence of Changes. Since the date of the latest audited financial statements included within the SEC Documents, or as otherwise disclosed in the SEC Documents, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing equity compensation plans of the Company. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) trading day prior to the date that this representation is made. For purposes of this Agreement, “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

j. Litigation and Adverse Matters. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, or Governmental Entity (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending, threatened or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued, or threatened to issue, any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act. The Company is not in breach or violation of any Material Contract (as defined herein).

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k. Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable U.S. and Canadian federal, state, provincial, territorial, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

l. Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan, mortgage (or deed of trust or similar instrument) or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state, provincial, territorial and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

m. Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, provincial, territorial, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

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n. Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial, territorial, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), including, but not limited to, all Material Permits to purchase gold, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

o. Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for the following Liens (such Liens, collectively, “Permitted Liens”): (i) Liens created under the Security Documents and securing any or all of the obligations of the Company and its Subsidiaries under the Transaction Documents (which obligations may include, by way of example and not of limitation, “Obligations”, as defined in the Secured Convertible Debenture), (ii) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (iii) Liens for the payment of federal, state, provincial, territorial or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties, and (iv) Liens created in favor of the Collateral Agent pursuant to the Security Documents, provided however that Liens described in this clause (iv) shall cease to constitute Permitted Liens at Closing. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases, not subject to revocation, with which the Company and the Subsidiaries are in compliance.

p. Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, designs, design applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Documents and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Documents, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has no knowledge of any facts that would preclude it from having valid license rights or clear title to the Intellectual Property Rights. The Company has no knowledge that it lacks or will be unable to obtain any rights or licenses to use all Intellectual Property Rights that are necessary to conduct its business.

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q. Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

r. Transactions With Affiliates and Employees. Except as disclosed in the SEC Documents, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company. Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls.

s. Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof and as of the Closing Date, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

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t. Certain Fees. Except for compensation payable by the Company to the Placement Agents, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Buyer shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

u. Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for and issuance of the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

v. Registration Rights. Except pursuant to the Transaction Documents, the SEPA, the Share Purchase Agreement, and that certain Share Exchange Agreement by and between the Company, ExchangeCo, Callco, and Exchange Trustee, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

w. Listing and Maintenance Requirements. The Common Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act nor has the Company received any notification that the SEC is threatening or contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from the Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market. The Company has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Shares are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

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x. Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Buyer as a result of the Buyer and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Buyer’s ownership of the Securities.

y. Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Buyer or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the SEC Documents. The Company understands and confirms that the Buyer will rely on the foregoing representation in effecting transactions in the Securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Buyer regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Buyer makes no and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2 hereof.

z. No Integrated Offering. Assuming the accuracy of the Buyer’s representations and warranties set forth in Section 2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than in connection with the Transaction Documents, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of Securities under the Securities Act, or (ii) any applicable shareholder approval provisions of the Principal Market on which any of the securities of the Company are listed or designated.

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aa. Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. All outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments is set forth in the SEC Documents. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

bb. Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has timely made or filed all United States and Canadian federal, state, provincial, territorial and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

cc. Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of Foreign Corrupt Practices Act.

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dd. Accountants. The Company’s independent registered public accounting firm is CBIZ, LLP. To the knowledge and belief of the Company, such accounting firm (i) is an independent registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025.

ee. Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

ff. Acknowledgment Regarding Buyer’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Company that: (i) the Buyer has not been asked by the Company to agree, nor has the Buyer agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by the Buyer, specifically including, without limitation, “short sales” (as defined in Rule 200 of Regulation SHO under the Exchange Act) or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) the Buyer, and counter-parties in “derivative” transactions to which the Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Shares, and (iv) the Buyer shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) the Buyer may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

gg. Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agents in connection with the placement of the Securities.

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hh. FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Medical Device Product”), such Medical Device Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices and the Quality System Regulation under 21 C.F.R. Part 820, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other Governmental Entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Medical Device Product, (ii) withdraws its clearance or approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Medical Device Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. Moreover, the Company has not initiated any voluntary regulatory actions related to any Medical Device Product, including recall, corrections, or field actions, nor has the Company been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company, or has expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

ii. Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Shares on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

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jj. Cybersecurity. (i)(x) There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) which has had or could reasonably expected to have a Material Adverse Effect, and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data which has had or could reasonably expected to have a Material Adverse Effect; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

kk. Office of Foreign Assets Control. Neither the Company nor any of its Subsidiaries or, to the knowledge of the Company, any director, officer or Affiliate of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, the government of Canada (including, without limitation, Global Affairs Canada) or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea, Zaporizhzhia and Kherson regions, the Donetsk People’s Republic and Luhansk People’s Republic in Ukraine, Cuba, Iran, North Korea, Russia, Sudan and Syria). Neither the Company nor any of its Subsidiaries nor any director, officer or Affiliate of the Company or any of its Subsidiaries, has ever had funds blocked by a United States bank or financial institution, temporarily or otherwise, as a result of OFAC concerns.

ll. U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Company shall so certify upon Buyer’s request.

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mm. Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

nn. Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

oo. Private Placement. Assuming the accuracy of the Buyer’s representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Buyer as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market.

pp. No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Buyer and certain other “accredited investor” within the meaning of Rule 501(a)(1), (a)(2), (a)(4) or (a)(7) of Regulation D.

qq. No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyer a copy of any disclosures provided thereunder.

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rr. Other Covered Persons. Other than the Placement Agents, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

ss. Notice of Disqualification Events. The Company will notify the Buyer and the Placement Agents in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person.

tt. Lock-Up Agreements. Schedule I hereto contains a complete and accurate list of the Company’s officers, directors and certain stockholders of the Company and each of their respective Affiliates (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to execute and deliver to the Placement Agents an executed Lock-Up Agreement prior to or contemporaneous to the execution of this Agreement.

uu. Streamex Business. Streamex’s main business activity is developing a blockchain-based technology platform intended to support the tokenization of real-world assets, including future production contracts, royalties, and other physical asset interests. Streamex plans that it will operate as an infrastructure provider with respect to the issuance, trading and custody of digital tokens backed by tangible commodities, beginning with gold. Streamex does not plan to issue such digital tokens but instead expects such digital tokens to be issued by special purpose entities, which may include Subsidiaries.

vv. Registration Eligibility. At Closing, the Company shall be eligible to use a registration statement on Form S-3 promulgated under the Securities Act.

ww. Shell Company Status. The Company is not and has never been an issuer identified in, or subject to, Rule 144(i).

xx. Material Contracts. An accurate, current and complete copy of each of the Material Contracts is readily available and filed with the SEC as part of the SEC Documents, and each of the Material Contracts constitutes the principal terms of the agreement of the respective parties thereto relating to the subject matter thereof. Each of the Material Contracts is in full force and effect and is a valid and binding obligation of the parties thereto in accordance with the terms and conditions thereof. The obligations required to be performed by the Company under each of the Material Contracts have been fully performed in all material respects and the Company is not in default under any of the Material Contracts and, to the knowledge of the Company and its officers, all obligations required to be performed under the terms of each of the Material Contracts by any party thereto other than the Company have been fully performed by all parties thereto, and no party to any Material Contracts is in default with respect to any term or condition thereof, nor has any event occurred which, through the passage of time or the giving of notice, or both, would constitute a default thereunder or would cause the acceleration or modification of any obligation of any party thereto or the creation of any Lien upon any of the assets or properties of the Company. Further, the Company has received no notice, nor does the Company have any knowledge, of any pending or contemplated termination of any of the Material Contracts and, no such termination is proposed or has been threatened, whether in writing or orally. “Material Contract” means any contract, instrument or other agreement to which the Company is a party or by which it is bound that has been filed or was required to have been filed as an exhibit to the SEC Documents pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

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yy. Registration Restrictions. Except to the extent permitted by Section 4(s), the Company has not, and has not permitted any of its Affiliates to, directly or indirectly, file with the SEC any registration statement under the Securities Act, or otherwise register for resale, or permit the registration for resale of, any Common Shares issuable upon exchange of the Streamex Exchangeable Shares or any other securities issued to the holders of Streamex Exchangeable Shares in connection with the Share Purchase Agreement.

4. COVENANTS.

a. Blue Sky. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyer.

b. Reporting Status. For the period beginning on the date hereof, and ending 6 months after the date on which the Secured Convertible Debenture is no longer outstanding (the “Reporting Period”), the Company shall file on a timely basis all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise no longer require such reporting or permit such termination.

c. Use of Proceeds. The Company will use all proceeds from the sale of the Securities to fund research and development for PURE EPTM and Viral Clear, for the development of Streamex’s gold tokenization platform and for general working capital, and for such other purposes specified in the U.S. Guaranty and Security Agreement. The Company shall not, without the prior written consent of the Buyer, loan, invest, transfer or “downstream” any cash proceeds, or assets or property acquired with cash proceeds from the issuance and sale of the Convertible Debentures to any Subsidiary, other than to Tokenization SPV (as defined below) solely to the extent expressly permitted pursuant to the US Guaranty and Security Agreement, unless such Subsidiary is party to each of the US Guaranty and Security Agreement and the Canadian Guarantee and Security Agreement, in each case as a Grantor (as defined therein), whether by virtue of being a direct signatory thereto or by execution and delivery of a Joinder Agreement (as defined therein) (provided, however, that if such Subsidiary is formed, incorporated, or organized, as applicable, under the laws of a province of Canada and has neither any asset located in the United States of America nor any direct Subsidiary formed, incorporated, or organized under the laws of any state of the United States of America, such Subsidiary need not be party to the US Guaranty and Security Agreement). At least $50,000,000 of the aggregate proceeds from the sale and issuance of the Secured Convertible Debentures shall be funded directly into the Dominion Account (as defined in each Guaranty and Security Agreement) and any remaining proceeds (after application thereof to pay amounts contemplated pursuant to Section 4(e) below and other costs, fees, and expenses incurred, payable, or reimbursable by the Company in connection with respect to the transactions contemplated by the Transaction Documents to occur on or prior to the First Closing Date) from such sale and issuance into the Funding Account (as defined in each Guaranty and Security Agreement). So long as no Event of Default (as defined in the Secured Convertible Debenture) or any event or condition that, if it continues uncured, will, with lapse of time or notice or both, constitute an Event of Default (as defined in the Secured Convertible Debentures) exists, if requested by the Company, Collateral Agent shall execute and deliver a written direction to the bank with which the Dominion Account (as defined in each Guaranty and Security Agreement) is maintained directing such bank to release funds in the amount specified by the Company to Gold SPV (as defined herein), which funds shall be immediately used to purchase gold bullion by Gold SPV, which gold bullion immediately upon such purchase thereof shall be delivered to a Securities Intermediary located in the United States of America and acceptable to Collateral Agent for deposit into a Securities Account in the name of Gold SPV maintained in the United States of America with such Securities Intermediary and subject to a Securities Account Control Agreement, and if funds so released from the Dominion Account are not used for such purpose, or if any gold bullion purchased with such funds so released is not so delivered to such a Securities Intermediary for deposit into such a Securities Account, the same shall constitute an Event of Default under the Secured Convertible Debentures. As used herein, the term “Securities Intermediary” shall have the meaning assigned to such term in each Guaranty and Security Agreement.

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d. Listing. To the extent applicable, the Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Underlying Securities (as defined below) on the Principal Market, subject to official notice of issuance, and shall use reasonable efforts to maintain such listing or designation for quotation (as the case may be) of all Underlying Securities from time to time issuable under the terms of the Transaction Documents on such Principal Market for the Reporting Period. Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Shares on a Principal Market during the Reporting Period. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(d). “Underlying Securities” means the (i) the Conversion Shares and (ii) any Common Shares issued or issuable with respect to the Conversion Shares, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the Common Shares are converted or exchanged without regard to any limitations on conversion of the Secured Convertible Debenture.

e. Fees. The Company shall pay the Buyer or an affiliate thereof, as directed by the Buyer, a one-time due diligence and structuring fee of $25,000, which shall be deducted from gross proceeds at Closing. The Company shall also pay legal counsels determined by the Buyer for reasonable out-of-pocket legal expenses incurred in connection with the transaction contemplated by the Transaction Documents, which expenses shall be deducted from the gross proceeds of the Closing. Except as set forth in this Section 4(e), each of the Company and the Buyer shall bear its own costs and attorneys’ fees, if any, incurred in connection with this Agreement.

f. Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that, subject to compliance with applicable federal and state securities laws, the Securities may be pledged by the Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Buyer.

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g. Disclosure of Transactions and Other Material Information.

(i) Disclosure of Transactions. The Company shall, on or before 9:30 a.m. New York Time on the first Business Day after the date of this Agreement, file with the SEC a current report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching all the material Transaction Documents (including, required exhibits, the “Current Report”). From and after the filing of the Current Report, the Company shall have publicly disclosed all material, non-public information (if any) provided to the Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Current Report, the Company acknowledges and agrees that any and all confidentiality or similar obligations with respect to the transactions contemplated by the Transaction Documents under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, Affiliates, employees or agents, on the one hand, and the Buyer or any of its Affiliates, on the other hand, shall terminate.

(ii) Limitations on Disclosure. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without first obtaining the express prior written consent of Buyer (which may be granted or withheld in Buyer’s sole discretion). In the event of a breach of any of the foregoing covenants or any of the covenants or agreements contained in any other Transaction Document, by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of Buyer), in addition to any other remedy provided herein or in the Transaction Documents, Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees or agents. Buyer shall not have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, Affiliates, shareholders or agents, for any such disclosure. To the extent that the Company delivers any material, non-public information to Buyer without Buyer’s consent, the Company hereby covenants and agrees that Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, its Subsidiaries nor Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that, in the case of clause (i) of this sentence, the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and the Company shall consider the Buyer’s comments to such press release or other public disclosure, if any, in good faith). Without the prior written consent of the Buyer (which may be granted or withheld in Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and Affiliates to not) disclose the name of Buyer in any filing, announcement, release or otherwise. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that Buyer shall not have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by the Company and Buyer), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

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(iii) Other Confidential Information. Disclosure Failures. In addition to other remedies set forth in this Section 4(g), and without limiting anything set forth in any other Transaction Document, at any time after the Closing Date if the Company, any of its Subsidiaries, or any of their respective officers, directors, employees or agents, provides Buyer with material non-public information relating to the Company or any of its Subsidiaries (each, the “Confidential Information”), the Company shall, on or prior to the applicable Required Disclosure Date (as defined below), publicly disclose such Confidential Information on a Current Report on Form 8-K or otherwise (each, a “Disclosure”). From and after such Disclosure, the Company shall have disclosed all Confidential Information provided to Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon such Disclosure, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, Affiliates, employees or agents, on the one hand, and the Buyer or any of its Affiliates, on the other hand, shall terminate. “Required Disclosure Date” means (x) if Buyer authorized the delivery of such Confidential Information, either (I) if the Company and Buyer have mutually agreed upon a date (as evidenced by an e-mail or other writing) of Disclosure of such Confidential Information, such agreed upon date or (II) otherwise, the seventh (7th) calendar day after the date Buyer first received any Confidential Information or (y) if Buyer did not authorize the delivery of such Confidential Information, the first (1st) Business Day after Buyer’s receipt of such Confidential Information.

h. Reservation of Shares. So long as any of the Secured Convertible Debenture remains outstanding, the Company shall have reserved from its duly authorized capital stock, and shall have instructed its transfer agent to irrevocably reserve, the maximum number of shares of Common Shares issuable upon conversion of the Secured Convertible Debenture (assuming for purposes hereof that (x) each Secured Convertible Debenture is convertible at the Conversion Price (as defined therein) as of the date of determination and (y) any such conversion shall not take into account any limitations on the conversion of the Secured Convertible Debenture set forth therein) (the “Maximum Conversion Shares”) (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Shares reserved pursuant to this Section be reduced other than proportionally in connection with any conversion and/or redemption of the Secured Convertible Debenture, or a reverse stock split. If at any time the number of Common Shares authorized to be issued is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, recommending that stockholders vote in favor of an increase in such authorized number of shares sufficient to meet the Required Reserve Amount. If at any time the number of Common Shares that remain available for issuance under the Exchange Cap is less than 100% of the maximum number of shares issuable upon conversion of the Secured Convertible Debenture (assuming for purposes hereof that (x) each Secured Convertible Debenture is convertible at the Conversion Price (as defined in the Secured Convertible Debenture) then in effect, and (y) any such conversion shall not take into account any limitations on the conversion of the Secured Convertible Debenture), the Company shall promptly call and hold a special meeting of stockholders for the purpose of seeking the approval of its stockholders as required by the applicable rules of the Principal Market, for issuances of shares in excess of the Exchange Cap.

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i. Conduct of Business. While any Secured Convertible Debenture is outstanding, the business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

j. Short Sale. Except as expressly set forth below, the Buyer covenants that from and after the date hereof through and ending when the Secured Convertible Debenture are no longer outstanding (the “Restricted Period”), neither the Buyer nor any of its officers, or any entity managed or controlled by the Buyer or under common control with the Buyer (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares, either for its own principal account or for the principal account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) Common Shares or (2) selling a number of Common Shares equal to the number of Underlying Shares that such Restricted Person is entitled to receive, but has not yet received from the Company or the transfer agent, upon the completion of a pending conversion of the Secured Convertible Debenture for which a valid Conversion Notice (as defined in the Secured Convertible Debenture) has been submitted to the Company pursuant to Section 4(b) of the Secured Convertible Debenture.

k. Trading Information. Upon the Company’s request, the Buyer agrees to provide the Company with trading reports setting forth the number and average sales prices of Conversion Shares sold by the Buyer during the prior trading week.

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l. Prohibited Transactions. From the date hereof until the Secured Convertible Debenture has been repaid or converted into Common Shares, the Company agrees to not directly or indirectly enter into any contract, agreement or other item that would restrict, impede or prohibit the Company from performing its obligations to the Buyer(s) under the Transaction Documents in all respects, including, without limitation, any payments required by the Company to the Buyer(s) under the Secured Convertible Debenture.

m. Additional Prohibited Transactions. From the date hereof until the Secured Convertible Debenture has been repaid, without the prior written consent of the Buyer, the Company shall not, and shall not permit any of its Subsidiaries (whether or not a Subsidiary on the date hereof) to, directly or indirectly (i) enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness, other than Permitted Indebtedness (as defined below), (ii) enter into, create, incur, assume or suffer to exist any Lien, other than Permitted Liens, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, (iii) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the holders of the Secured Convertible Debenture, (iv) make any payments in respect of any related party debt, (v) enter into, agree to enter into, or effect any Variable Rate Transaction (as defined below), in each case, without prior consent of the Buyer.

“Permitted Indebtedness” means (i) Indebtedness incurred under the Transaction Documents (and in any event including, without limitation, “Obligations”, as defined in the Secured Convertible Debenture), (ii) Indebtedness of the Company to any Qualified Subsidiary or Indebtedness of any Qualified Subsidiary to the Company or to another Qualified Subsidiary, but in each case only if such Indebtedness is evidenced by a demand note in form, substance, and execution satisfactory to Collateral Agent and the Buyer and pledged and delivered (together with a note power or endorsement, duly executed in blank and in form, substance, and execution satisfactory to Collateral Agent and the Buyer) to Collateral Agent pursuant to one or more of the Security Documents (it being understood that the sole original wet-ink of each such demand note, note power, and endorsement must be in the possession of Collateral Agent if such Indebtedness is to be permitted pursuant to this clause (ii)) as additional collateral security for the “Obligations”, as defined in the Secured Convertible Debenture, and the obligations under such demand note shall be unsecured and subordinated to the “Obligations”, as defined in the Secured Convertible Debenture, in a manner satisfactory to Collateral Agent and the Buyer, (iii) other Indebtedness of the Company or any of its Subsidiaries which is expressly subordinated to the “Obligations”, as defined in the Secured Convertible Debentures, in a manner satisfactory to Collateral Agent and the Buyer, but only if and for so long that such subordination is in full force and effect, (iv) “Obligations”, as defined in the Credit Agreement (so long as such “Obligations” are paid in full in cash or converted into debt evidenced by the Secured Convertible Debenture at Closing), and (v) Indebtedness otherwise expressly consented to by the Collateral Agent and the Buyer in writing.

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“Qualified Subsidiary” means a wholly-owned Subsidiary of the Company (which wholly-owned Subsidiary is formed, incorporated, or organized, as applicable under the laws of a state or commonwealth of the United States or a Province of Canada) if: (a) such wholly-owned Subsidiary is not (i) a controlled foreign corporation within the meaning of Section 957 of the Code in which the Company or any Guarantor (as defined in the Secured Convertible Debenture) is a “United States shareholder” within the meaning of Section 951(b) of the Code; or (ii) a Subsidiary whose sole assets are equity interests of one or more entities described in the foregoing clause (i); (b) the Company at all times owns and controls 100% of the outstanding equity interests of such wholly-owned Subsidiary and, pursuant to the Security Documents, the “Obligations” as defined in the Secured Convertible Debenture (collectively, the “Debenture Obligations”), are at all times secured by a first-priority perfected Lien on such equity interests in favor of the Collateral Agent, for the benefit of the holders of the Secured Convertible Debenture and the other Secured Parties (and such equity interests are subject to no Lien other than Permitted Liens), which Lien is at all times in full force and effect; (c) such wholly-owned Subsidiary has guaranteed the Debenture Obligations pursuant to the Security Documents, and such guarantee is at all times in full force and effect; and (d) the Debenture Obligations are at all times secured by a perfected Lien (subject in priority to no Lien, other than Permitted Liens), which Lien is at all times in full force and effect (provided, however, that this clause (d) shall not apply to assets of such Subsidiary for so long as and to the extent that such assets constitute Excluded Property (as defined in either of the Guaranty and Security Agreements) of such Subsidiary or, solely as to real estate of such Subsidiary, this Agreement or either of the Guaranty and Security Agreements expressly provides that no security interest in such real estate is required to be granted to Collateral Agent to secure any of the Debenture Obligations).

“Variable Rate Transaction” shall mean a transaction in which the Company (i) issues or sells any equity, warrants, or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Shares either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares at any time after the initial issuance of such security, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) enters into or effects any agreement, including but not limited to an “equity line of credit,” “ATM agreement” or other continuous offering or similar offering of Common Shares, or (iii) enters into or effects any forward purchase agreement, equity pre-paid forward transaction or other similar offering of securities where the purchaser of securities of the Company receives an upfront or periodic payment of all, or a portion of, the value of the securities so purchased, and the Company receives proceeds from such purchaser based on a price or value that varies with the trading prices of the Common Shares.

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n. Perfection. All Collateral (as defined in the Security Documents) is at the Closing and shall at all times after the Closing be subject to a perfected, first priority Lien in favor of the Collateral Agent, for the benefit of itself and the other Secured Parties, securing the Debenture Obligations.

o. Security Documents. The representations and warranties set forth in each of the Security Documents (as defined in the Secured Convertible Debenture) shall be true and correct as therein provided.

p. Insurance. The Company and each of its Subsidiaries are (and so long as any Secured Convertible Debenture remains outstanding shall continue to be) insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. The Company shall ensure that the Collateral Agent is identified as a lender loss payee on all property insurance policies and as an additional insured on all liability policies (including excess liability policies and umbrella policies) and, in each case, the insurance company shall provide the Collateral Agent at least thirty (30) days prior notice of the termination of any such policies (10 days’ prior written notice for non-payment).

q. Stockholder Approval. Within 90 calendar days of the date of this Agreement, the Company shall hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) (the “Special Meeting”) providing for the approval of, and obtain the approval of, (i) the issuance of the Secured Convertible Debenture and the Maximum Conversion Shares (without regard to the Exchange Cap) in compliance with the rules and regulations of the Principal Market, including Rule 5635(d) thereof (without regard to any limitation on conversion or exercise thereof) (the “Debenture Stockholder Approval”), (ii) the issuance of the Common Shares issuable pursuant to the SEPA (without regard to the Exchange Cap) in compliance with the rules and regulations of the Principal Market, including Rule 5635(d) thereof) (the “SEPA Stockholder Approval”), and (iii) the reduction of the Floor Price (as defined in the Secured Convertible Debenture) below 20% of the Nasdaq Office Closing Price of the Common Shares immediately prior to the First Closing as necessary (the “Floor Price Stockholder Approval”), with the recommendation of the Company’s Board of Directors that such proposals be approved. The Company shall include the Debenture Stockholder Approval, the SEPA Stockholder Approval, and the Floor Price Stockholder Approval in the Proxy Statement and shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in the Proxy Statement, including the Exchange Stockholder Approval, and all management-appointed proxyholders and Persons listed on Schedule II of this Agreement shall vote their proxies in favor of such proposals.

r. Lock-Up Period.

(i) The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Placement Agents, it will not, for a period of 180 days after the issuance of the First Secured Convertible Debenture (the “Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or caused to be filed any registration statement with the SEC relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, other than a Form S-8, except as provided in Section 4(s) below; (iii) complete any offering of debt securities of the Company, other than entering into a line of credit with a traditional bank or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii), (iii) or (iv) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise.

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(ii) The restrictions contained in Section 4(r)(i) shall not apply to (1) the Conversion Shares and the Common Shares issuable pursuant to the conversion of the Secured Convertible Debenture, (2) the issuance by the Company of Common Shares upon the exercise or exchange of a stock option or warrant or vesting of restricted stock or restricted stock units other security or the conversion of a security outstanding on the date hereof, which are disclosed in the SEC Documents, provided that such options, warrants, and securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities or to extend the term of such securities, (3) the issuance by the Company of stock options, or any other securities exercisable or exchangeable for or convertible into shares or capital stock of the Company, or shares of capital stock of the Company under any equity compensation plan, or stock or option plan, of the Company, or pursuant to another type of arrangement for services rendered or to be rendered to the Company, and the issuance by the Company of Common Shares upon the exercise or exchange or vesting thereof (including, without limitation, the sale of any such shares to satisfy tax withholding obligations of the Company or payment obligations of the awardee upon such event), (4) the issuance of securities of the Company issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (5) the issuance of securities of the Company pursuant to the SEPA, or (6) one or more offers and sales of Common Shares and/or warrants exercisable for Common Shares in a registered primary public offering pursuant to a registration statement on a Form S-3 for cash proceeds (the “Permitted Offering”). For avoidance of doubt, Permitted Offering shall not include any Variable Rate Transaction, consistent with Section 4(m) below.

s. Restriction on Registration. The Company shall not, and shall not permit any of its Affiliates, for a period beginning on the date of this Agreement and ending on the date that is 180 days following the date on which the Company obtains the Exchange Stockholder Approval, directly or indirectly, file with the SEC any registration statement under the Securities Act, or otherwise register for resale, or permit the registration for resale of, any Common Shares issuable upon exchange of the Streamex Exchangeable Shares or any other securities issued to the holders of Streamex Exchangeable Shares in connection with the Share Purchase Agreement; provided, that the foregoing restriction shall not apply to the registration for resale of up to 1,205,014 Common Shares issued to Persons who are not Affiliates of the Company upon the conversion of the Streamex Exchangeable Shares at the closing of the Merger pursuant to the Share Purchase Agreement. The Company shall not file any other registration statements on Form S-3, Form S-1, or otherwise until the Resale Registration Statement is declared effective by the SEC. Notwithstanding the immediately preceding sentence in this subsection 4(s), the Company may file (i) amendments to registration statements already filed, (ii) the Resale Registration Statement and any registration statement as required by the Registration Rights Agreement, and (iii) a registration statement on Form S-1 pursuant to the SEPA.

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t. Formation of Special Purpose Entities. On or prior to the First Closing, the Company shall form, or cause to be formed, (i) Gold SPV, as defined in and in accordance with the US Guaranty and Security Agreement, as a special purpose entity, wholly owned by Streamex, and organized as a limited liability company under the laws of the State of Delaware (the “Gold SPV”), and (ii) Tokenization SPV, as defined in and in accordance with the US Guaranty and Security Agreement, as a special purpose entity, wholly owned by Streamex, and organized as a limited liability company under the laws of the State of Delaware (the “Tokenization SPV” and together with the Gold SPV, the “SPVs”), and each of the SPVs shall be structured and maintained as a “bankruptcy remote” entity.

u. Merger Agreement Covenants. Until the Closing Date, the Company hereby represents and covenants to each Buyer such representations and covenants set forth in the Share Purchase Agreement as if such representations and covenants were incorporated by reference into this Agreement, mutatis mutandis; provided, however, that any amendment to or any waiver of any covenant shall require the approval of the Buyer.

v. Streamex Registration Right Waivers. The Company shall have obtained the Streamex Registration Right Waivers duly executed by Streamex Non-Affiliates.

5. REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

a. Register. The Company shall maintain at its principal executive offices or with the Transfer Agent (or at such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for each Secured Convertible Debenture in which the Company shall record the name and address of the Person in whose name the Secured Convertible Debenture has been issued (including the name and address of each transferee), and the amount of the Secured Convertible Debenture held by such Person. The Company shall keep the register open and available at all times during business hours for inspection by the Buyer, any subsequent holder and their respective legal representatives. The Company hereby irrevocably agrees that it shall not require medallion guarantees in connection with any assignments or transfers of the Secured Convertible Debenture or Conversion Shares by the Buyer to any third party. The Company hereby authorizes its then-current transfer agent to rely on the foregoing and the Company hereby indemnifies and agrees to hold its then-current transfer agent harmless from any liability related to its complying with the foregoing. Upon request by the Buyer, the Company further agrees to promptly provide its then-current transfer agent with additional authorizations or indemnifications as may so request. The Secured Convertible Debentures are intended to be in “registered form” within the meaning of Section 5f.103-1(c) of the United States Treasury Regulations.

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b. Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Buyer or in connection with a pledge as contemplated herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Buyer under this Agreement.

c. Conversion and Exercise Procedures. The form of Conversion Notice included in each Secured Convertible Debenture sets forth the totality of the procedures required of the Buyer in order to convert the Secured Convertible Debenture. Except as provided in Section 2(f) and Section 5(b), no additional legal opinion, other information or instructions shall be required of the Buyer to convert the Secured Convertible Debenture. The Company shall honor conversions of each Secured Convertible Debenture and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Secured Convertible Debenture.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Secured Convertible Debentures to the Buyer at the applicable Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with written notice thereof:

a. The forms of Transaction Documents (other than this Agreement and the Secured Convertible Debenture) shall be in form and substance satisfactory to the Company, in its sole discretion.

b. The Buyer and the Collateral Agent each shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

c. The Buyer shall have delivered to the Company the Purchase Price (less the amounts withheld pursuant to Section 4(e)) for the applicable Secured Convertible Debenture by wire transfer of immediately available funds in accordance with a letter, duly executed by an officer of the Company, setting forth the wire amounts of the Buyer and the wire transfer instructions of the Company (the “Closing Statement”).

d. The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the applicable Closing as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing.

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7. CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

a. The obligation of the Buyer hereunder to purchase each of the First Secured Convertible Debenture at the First Closing and the Second Secured Convertible Debenture at the Second Closing is subject to the satisfaction, at or before the applicable Closing, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with written notice thereof:

ii. The forms of Transaction Documents (other than this Agreement) shall be in form and substance satisfactory to the Buyer, in its sole discretion.

iii. The Company and the Collateral Agent each shall have duly executed and delivered to the Buyer each of the Transaction Documents to which it is a party, together with a Perfection Certificate, in form and substance satisfactory to the Buyer and the Collateral Agent, and the Company shall have duly executed and delivered to the Buyer the First Secured Convertible Debenture or Second Secured Convertible Debenture, as applicable, in each case with a principal amount of $75,000,000 and $25,000,000, respectively.

iv. The Buyer and the Collateral Agent shall have received the opinions of counsels to the Company, including perfection opinions, dated as of the applicable Closing Date, in form and substance reasonably acceptable to the Placement Agents and the Buyer.

v. The Company shall have delivered to the Buyer certified copies of its and each of its Subsidiaries’ charter, bylaws, operating agreement and shareholders’ agreement (or any similar organizational documents), as applicable.

vi. The Company shall have delivered to the Buyer and the Collateral Agent a certificate evidencing the incorporation and good standing of the Company as of a date within ten (10) days of the applicable Closing Date.

vii. Each and every representation and warranty of the Company shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the applicable Closing as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions set forth in each Transaction Document required to be performed, satisfied or complied with by the Company at or prior to the applicable Closing.

viii. The Common Shares (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the applicable Closing, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the applicable Closing, either (I) in writing by the SEC or the Principal Market or (II) by receiving a notification from the Principal Market of falling below the minimum maintenance requirements of the Principal Market.

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ix. The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

x. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

xi. Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted in or would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect or an Event of Default (as defined in the Secured Convertible Debenture).

xii. The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the maximum number of Conversion Shares issuable pursuant to the Secured Convertible Debenture to be issued at the applicable Closing.

xiii. The Buyer shall have received the Closing Statement.

xiv. (i) From the date hereof to the applicable Closing, trading in the Common Shares shall not have been suspended by the SEC or the Principal Market, and (ii) at any time from the date hereof to the applicable Closing, trading in the securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Buyer, makes it impracticable or inadvisable to purchase the Securities at the Closing.

xv. (i) The board of directors of the Company has approved the transactions contemplated by the Transaction Documents, (ii) said approval has not been amended, rescinded or modified and remains in full force and effect as of such Closing, and (iii) a true, correct and complete copy of such approval duly adopted by the board of directors of the Company shall have been provided to the Buyer.

xvi. The Company shall have formed or cause to be formed, the Gold SPV and the Tokenization SPV.

xvii. The Company shall have delivered to the Buyer and the Collateral Agent a compliance certificate executed by the chief executive officer of the Company certifying that Company has complied with all of the conditions precedent to the applicable Closing set forth herein and which may be relied upon by the Buyer as evidence of satisfaction of such conditions without any obligation to independently verify such satisfaction.

xviii. The Collateral Agent shall have received (A) all customary UCC, PPSA, tax, pending litigation, judgment, bankruptcy and other diligence searches (and the foreign equivalent thereof for any foreign Subsidiary), in each case, reasonably requested by the Collateral Agent following delivery of the final, updated Perfection Certificate referred to above and (B) payoff letters and UCC-3 Amendment (termination statements) and PPSA discharges requested by the Collateral Agent for debt or Liens not permitted pursuant to the terms of the Transaction Documents.

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xix. On or prior to the Control Agreement Deadline (as defined in each Guaranty and Security Agreement), the Company and each other Grantor (as defined in each Guaranty and Security Agreement) shall execute and deliver to Collateral Agent such Commodity Account Control Agreements, Deposit Account Control Agreements, and Securities Account Control Agreements, as required pursuant to either Guaranty and Security Agreement. Concurrently with or prior to the First Closing, the Company shall cause (i) a Deposit Account in the name of Gold SPV to be opened and maintained with a bank acceptable to Collateral Agent, to be subject to a Deposit Account Control Agreement (ARI) (as defined in each Guaranty and Security Agreement) that is in full force and effect, and to constitute the Dominion Account (as defined in each Guaranty and Security Agreement) and (ii) a Deposit Account in the name of Gold SPV to be opened and maintained with a bank acceptable to Collateral Agent, to be subject to a Deposit Account Control Agreement (ARAN) (as defined in each Guaranty and Security Agreement) that is in full force and effect, and to constitute the Funding Account. As used in this Agreement, the terms “Commodity Account Control Agreement”, “Deposit Account Control Agreement”, “Securities Account Control Agreement”, “Deposit Account”, “Dominion Account”, and “Funding Account” shall have the meanings assigned to such terms in each Guaranty and Security Agreement.

xx. The Buyer shall have completed OFAC and AML diligence with respect to the Company, and the results of such diligence shall be reasonably satisfactory to the Buyer.

xxi. The Company and its Subsidiaries shall have delivered to the Buyer such other documents, instruments or certificates relating to the transactions contemplated by the Transaction Documents as the Buyer or its counsel may reasonably request.

xxii. The Company shall have delivered to the Placement Agents the Lock-Up Agreements, duly executed by each of the Lock-Up Parties and dated as of the First Closing Date.

xxiii. The Company shall have obtained the Exchange Stockholder Approval, the Debenture Stockholder Approval, the SEPA Stockholder Approval, the Floor Price Stockholder Approval, and all other stockholder approvals required under applicable law, the Governing Documents of the Company or its Subsidiaries, and the rules or regulations of the Principal Market in connection with the issuance and sale of the Securities contemplated by this Agreement.

xxiv. The Company (A) shall be eligible to use a registration statement on Form S-3 promulgated under the Securities Act, and (B) shall have timely made or filed all SEC Documents relating to the transactions contemplated by the Share Purchase Agreement and in relation to the Merger, including, without limitation, any financial statements in proper form and substance as required by applicable law and the rules and regulations of the SEC.

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xxv. The Company shall have delivered Irrevocable Transfer Agent Instructions (the “Irrevocable Transfer Agent Instructions”) to its transfer agent in the form attached hereto as Exhibit B.

xxvi. The Company shall of delivered to the Buyer and Placement Agents the Streamex Registration Right Waivers duly executed by the Streamex Non-Affiliates.

xxvii. Collateral Agent shall have received duly executed agreements establishing and/or evidencing each Collateral Account (as defined in either Guaranty and Security Agreement, or both) with JPMorganChase or an Affiliate thereof acceptable to Collateral Agent, each in form, substance, and execution satisfactory to Collateral Agent.

xxviii. Each Debenture Document (as defined in either Guaranty and Security Agreement, or both) required to be delivered to Collateral Agent as a condition precedent to the occurrence of the First Secured Convertible Debenture at the First Closing or the Second Secured Convertible Debenture at the Second Closing, as applicable, pursuant to either Guaranty and Security Agreement, or both, shall have been duly executed by each party thereto and delivered to Collateral Agent and shall be in form, substance, and execution acceptable to Collateral Agent in all respects, and each Issuer Party shall be in compliance with all terms of each Transaction Document (including, without limitation, each Guaranty and Security Agreement and each such other Debenture Document (as defined in either Guaranty and Security Agreement, or both)).

b. The Company shall have duly formed, or caused to be formed, each of the SPVs in accordance with Section 4(t) hereof. The obligation of the Buyer to purchase the Second Secured Convertible Debenture at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

i. The Resale Registration Statement shall have been declared effective by the SEC as required by the Registration Rights Agreement.

8. TERMINATION.

In the event that the Closing shall not have occurred within 90 calendar days of the date of this Agreement, subject to an extension of 10 calendar days at the sole discretion of the Buyer, then the Buyer shall have the right to terminate its obligations under this Agreement at any time at or after the close of business on such date without liability of the Buyer to any other party, including the Company; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to the Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of the Buyer’s breach of this Agreement and (ii) such termination shall not affect any obligation of the Company under this Agreement to reimburse the Buyer for its expenses as described herein. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents prior to the valid termination hereof or thereof or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

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9. COLLATERAL AGENT.

a. Appointment; Authorization. Each Secured Party hereby (or, if not signatory to this Agreement, by virtue of accepting any benefit under any Transaction Document) irrevocably appoints, designates and authorizes YA II PN, Ltd., a Cayman Islands exempt limited company as Collateral Agent to take such action on its behalf under the provisions of this Agreement and each other Transaction Document and to exercise such powers and perform such duties as are expressly deleted to it by the terms of this Agreement and the other Transaction Documents, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Transaction Document, the Collateral Agent shall not have any duty or responsibility except those expressly set forth herein or in such other Transaction Document, nor shall the Collateral Agent have or be deemed to have any fiduciary relationship with the Buyer, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Collateral Agent and the use of the term “agent” or any similar or equivalent term in connection with the appointment of the Collateral Agent hereunder does not connote (and is not intended to connote) any duties arising under legal principles governing agency relationships. Instead, such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties.

b. Delegation of Duties. The Collateral Agent may execute any of its duties under this Agreement or any other Transaction Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact it selects with reasonable care. Without limiting the generality of the powers of the Collateral Agent, as set forth above, the Collateral Agent is hereby authorized to act as collateral agent for the Buyer pursuant to each of the Transaction Documents. In such capacity, the Collateral Agent has the right to exercise all rights and remedies available under the Transaction Documents, the Uniform Commercial Code, the Personal Property Securities Act (British Columbia) and other applicable law, as directed by the Buyer. Without limiting the generality of the powers of the Collateral Agent, as set forth above, the Collateral Agent is hereby authorized to, at the direction of the Buyer: (i) to file proofs of claim and other documents on behalf of the Buyer, (ii) object or consent to the use of cash collateral, (iii) object or consent to any proposed debtor-in-possession financing, whether provided by the Buyer or any other Person and whether secured by liens with priority over the liens securing the Debenture Obligations or otherwise, (iv) object to consent to the sale of Collateral, (v) to be, or form, an acquisition entity to be, the purchaser of any or all of such Collateral at any such sale under clause (iv) and to offset any of the obligations against the purchase price payable by the Collateral Agent (or such acquisition entity at such sale or otherwise consent to a reduction of the Debenture Obligations as consideration to the applicable Issuer Party, and (vi) to seek, object or consent to any Issuer Party’s provision of adequate protection of the interests of the Collateral Agent and/or the Buyer in the Collateral. The Collateral Agent shall have no duty to take any discretionary action or exercise discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Transaction Documents that the Collateral Agent is required to exercise as directed in writing by the Buyer; provided that Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Collateral Agent to liability or that is contrary to any Transaction Document or applicable law. “Issuer Party” means the Company and each of the Subsidiaries. “Debenture Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties (monetary (including post-petition interest, allowed or not) or otherwise) of any Issuer Party under this Agreement and any other Transaction Document including any reimbursement obligations of each Issuer Party in respect which are owed to any Buyer, all in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due and including interest and fees that accrue after the commencement by or against any Issuer Party thereof of any proceeding under any debtor relief laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the foregoing, the Debenture Obligations include (a) the obligation to pay principal, interest, charges, expenses, fees, indemnities and other amounts payable by Company or any other Issuer Party under any Transaction Document and (b) the obligation of Company to reimburse any amount in respect of any of the foregoing that the Collateral Agent or any Buyer, in each case in its sole discretion, may elect to pay or advance on behalf of the Company.

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c. Limited Liability. None of the Collateral Agent or any of its directors, officers, employees or agents shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Transaction Document (except to the extent resulting form its own gross negligence or willful misconduct, in each case, as determined by a court of competent jurisdiction in a final, non-appealable order) or (ii) be responsible in any manner to the Buyer for, or have any duty to ascertain or inquire into, any recital, statement, representation or warranty made by the Company or any of its Subsidiaries or any Affiliate thereof or any officer thereof contained in this Agreement or any other Transaction Document or any document, certificate or other instrument delivered by or on behalf of the Company and its Subsidiaries, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Transaction Document (including the creation, perfection or priority of any lien or security interest therein), the value of sufficiency of any Collateral (as defined in each Guaranty and Security Agreement), or the satisfaction of any condition set forth herein or in any other Transaction Document other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

d. Reliance. The Collateral Agent shall be entitled to rely, and be fully protected in relying, upon any writing, resolution, notice, consent, certificate, letter, facsimile, or other statement, message or document believed by it to be genuine and correct and to have been signed, sent or made by the property Person or Persons, and upon the advice of counsel (which includes counsel to any Issuer Party) independent accountants and other experts selected by the Collateral Agent. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person or Persons and shall not incur any liability for relying thereon. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Buyer as it deems appropriate and, if it so requests, confirmation from the Buyer of its obligation to indemnify the Collateral Agent.

e. Indemnification. The Buyer shall indemnify upon demand the Collateral Agent and its directors, officers, employees and agents (to the extent not reimbursed by the Company and without any obligation of the Company to do so), from and against any and all actions, causes of actions, suits, losses, liabilities, damages and expenses, except to the extent thereof results from the applicable Person’s own gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final non-appealable order. Without limiting the foregoing, the Buyer shall reimburse the Collateral Agent upon demand for its ratable share of any reasonable and documented costs or out-of-pocket expenses incurred by the Collateral Agent in respect of rights or responsibilities of the Collateral Agent under this Agreement or any other Transaction Document. The undertaking in this Section (9)(e) shall survive the repayment of the Debenture Obligations, the cancellations of the Secured Convertible Debenture, and the cancellation or termination of the Transaction Documents.

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f. Successor Agent. The Collateral Agent may resign as Collateral Agent at any time upon thirty (30) days’ prior written notice to the Buyer and the Company (such date, the “Agent Resignation Date”). If the Collateral Agent resigns, the Buyer shall, with the consent of the Company in the absence of any Event of Default, which consent shall not be unreasonably withheld, conditioned or delayed, appoint a successor collateral agent. If no successor collateral agent is appointed prior to the effective date of the resignation of the Collateral Agent, the resigning Collateral Agent may appoint, after consulting with the Buyer a successor collateral agent. Upon the acceptance of its appointment as successor Collateral Agent hereunder, such successor collateral agent shall succeed to all rights, powers and duties of the requiring Collateral Agent and the term “Collateral Agent” shall mean such successor collateral agent. With effect from the Agent Resignation Date the retiring Collateral Agent’s appointment, powers and duties as Collateral Agent hereunder and under the other Transaction Documents shall be terminated (except in the case of any Collateral held by the Collateral Agent on behalf of the Secured Parties, the retiring Collateral Agent shall continue to hold such Collateral until such time as a successor Collateral Agent is appointed). After any retiring Collateral Agent’s resignation hereunder, the provisions of this Section (9) and Section (10)(i) shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent. If no successor collateral agent has accepted appointment as Collateral Agent by the date which is thirty (30) days following a retiring Collateral Agent’s notice of resignation, the retiring Collateral Agent’s resignation shall nevertheless thereupon become effective and the Buyer shall perform all of the duties of Collateral Agent hereunder until such time, if any, as the Buyer appoints a successor collateral agent as hereinabove provided. After the retiring Collateral Agent’s resignation hereunder and under the other Transaction Documents, the provisions of this Section 9 shall continue in effect for the benefit of such retiring Collateral Agent, its agents, employees or attorneys-in-fact.

g. Collateral Agent Individually. YA II PN, Ltd. may make loans to and provide credit for the account of and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and any Affiliate thereof as though YA II PN, Ltd. were not Collateral Agent hereunder and without notice to or consent of the Buyer. Each of the Buyer and each other Secured Party acknowledges that, pursuant to such activities, YA II PN, Ltd. and its Affiliates may receive information regarding the Company and its Subsidiaries and Affiliates, and acknowledge that the Collateral Agent shall be under no obligation to provide such information to them.

h. As used herein,

(i) “Secured Parties” means, collectively, (a) the Collateral Agent and the Buyer, and after the Closing, each holder of a Debenture and (b) any and all other Persons who constitute a “Secured Party” or one of the “Secured Parties” as defined in a Security Document.

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10. MISCELLANEOUS.

a. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), including all matters of construction, validity and performance.

b. Jurisdiction; Venue; Service.

(i) The Company hereby irrevocably consents to the non-exclusive personal jurisdiction of the state courts of the State of New York (the “Governing Jurisdiction”) and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of the United States District Court for the Southern District of New York.

(ii) The Company agrees that venue shall be proper in any court of the Governing Jurisdiction selected by the Buyer or, if a basis for federal jurisdiction exists, in the United States District Court for the Southern District of New York. The Company waives any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(iii) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the Company against the Buyer arising out of or based upon this Agreement or any matter relating to this Agreement, or any other Transaction Document, or any contemplated transaction, shall be brought in a court only in the Governing Jurisdiction. The Company shall not file any counterclaim against the Buyer in any suit, claim, action, litigation or proceeding brought by the Buyer against the Company in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which the Buyer brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by the Buyer against the Company. The Company agrees that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the Company against the Buyer in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the Company irrevocably and unconditionally agrees that it will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Buyer arising out of or based upon this Agreement or any matter relating to this Agreement or any other Transaction Document, or any contemplated transaction, in any forum other than the courts of the State of New York sitting in New York County, and the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable law, in such federal court. The Company and the Buyer agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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(iv) The Company and the Buyer irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding in any manner provided for notices in this Agreement.

(v) Nothing herein shall affect the right of the Buyer to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Company or any other Person in the Governing Jurisdiction or in any other jurisdiction.

c. THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY MATTER RELATING TO THIS AGREEMENT, OR ANY OTHER TRANSACTION DOCUMENT, OR ANY CONTEMPLATED TRANSACTION. THE PARTIES ACKNOWLEDGE THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

d. Counterparts. This Agreement may be executed in two (2) or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

e. Headings; Gender. The headings of this Agreement are only for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

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f. Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their Affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the party to be charged with enforcement. As a material inducement for the Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by the Buyer, any of its advisors or any of its representatives shall affect the Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect the Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

g. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and email and will be deemed to have been delivered: upon (A) receipt, when delivered personally, (B) one (1) Business Day after deposit with an overnight courier service with next day delivery specified or (C) delivery, when sent by electronic mail (provided the sender does not receive a “bounce-back” or other non-delivery notification following such delivery, in each of the foregoing cases, properly addressed to the party to receive the same. The addresses and e-mail addresses for such communications shall be:

If to the Company, to:	BioSig Technologies, Inc. 12424 Wilshire Blvd. Suite 745 Los Angeles, CA 90025

Attention:	Lora Mikolaitis
Email:	info@biosigtech.com

With copy to (which shall not constitute notice):	Sichenzia Ross Ference Carmel LLP 1185 Avenue of the Americas, 31st floor New York, NY 10036

Attention:	Ross David Carmel, Esq.
Email:	rcarmel@srfc.law

If to the Buyer, to:	YA II PN, Ltd. 1012 Springfield Avenue Mountainside, NJ 07092

Attention:	Robert Harrison, Esq.
Email:	Legal@yorkvilleadvisors.com

With copy to (which shall not constitute notice):	Reed Smith LLP 200 South Biscayne Boulevard, Suite 2600, Southeast Financial Center Miami, Florida 33131

Attention:	Constantine Karides, Esq.
Anne G. Peetz, Esq.
Lynwood Reinhardt, Esq.
Email:	ckarides@reedsmith.com
apeetz@reedsmith.com
lreinhardt@reedsmith.com

or to such other address, e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (x) given by the recipient of such notice, consent, waiver or other communication, (y) electronically generated by the sender’s e-mail service provider containing the time, date, recipient e-mail address or (z) provided by an overnight courier service shall be rebuttable evidence of personal service or receipt in accordance with clause (A), (B) or (C) above, respectively

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h. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Secured Convertible Debenture (or any portion thereof) (but excluding any purchasers of Underlying Securities, unless pursuant to a written assignment by the Buyer). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. In connection with any transfer of any or all of its Securities, the Buyer may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such transferred Securities.

i. Indemnification.

(i) In consideration of the Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer, the Collateral Agent and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities, taxes and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) any disclosure properly made to the Buyer pursuant to Section 4(g), or (D) the status of the Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to the Transaction Documents (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief) in each case except to the extent that such liability is the direct result of (1) any breach by Buyer of the Transaction Documents, or (2) the willful misconduct, bad faith or gross negligence of Buyer. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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(ii) Promptly after receipt by an Indemnitee under this Section 9(i) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 9(i), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (A) the Company has agreed in writing to pay such fees and expenses; (B) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (C) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Collateral Agent and one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 9(i), except solely to the extent that the Company is actually and materially and adversely prejudiced in its ability to defend such action.

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(iii) The indemnification required by this Section 9(i) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills supporting the Indemnified Liabilities are received by the Company.

(iv) The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

j. No Strict Construction. The language used in this Agreement will be deemed to be the language mutually chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

k. Reliance of Placement Agents. Each party hereto acknowledges that the other party hereto and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to each Closing, each party hereto agrees to promptly notify the other party hereto if any of the acknowledgments, understandings, agreements, representations and warranties made by such party as set forth herein are no longer accurate in all material respects. Buyer further acknowledges and agrees that each of the Placement Agents is a third-party beneficiary of the representations and warranties of Buyer contained in Section 2 and the Company further acknowledges and agrees that each of the Placement Agents is a third-party beneficiary of the representations and warranties of the Company contained in Section 3.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Buyer, the Collateral Agent and the Company have caused their respective signature page to this Secured Convertible Debenture Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

BIOSIG TECHNOLOGIES, INC.

By:	/s/ Karl Henry McPhie
Name:	Karl Henry McPhie
Title:	Chief Executive Officer

[Signature Page to Convertible Debenture Purchase Agreement]

BUYER AND COLLATERAL AGENT
YA II PN, Ltd.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:	/s/ Matthew Beckman
Name:	Matthew Beckman
Title:	Manager